UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report:    July 21, 2006
(Date of Earliest Event Reported):    July 18, 2006

SCHNITZER STEEL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

OREGON (State or Other Jurisdiction of Incorporation)	0-22496 (Commission File Number)	93-0341923 (I.R.S. Employer Identification No.)

3200 N.W. Yeon Ave. P.O. Box 10047 Portland, OR (Address of Principal Executive Offices)	97296-0047 (Zip Code)

Registrant’s Telephone Number, Including Area Code      (503) 224-9900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

(a) On July 18, 2006 Schnitzer Steel Industries, Inc. (the “Company”) received a Nasdaq Staff Determination indicating that the Company is not in compliance with the filing requirements for continued listing as set forth in Nasdaq Marketplace Rule 4310(c)(14) because the Company has not timely filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the fiscal 2006 third quarter ended May 31, 2006. As a result, the Company’s Class A Common Stock is subject to delisting from The Nasdaq National Market. The Company intends to request a hearing before a Nasdaq Listing Qualifications Panel (the “Panel”) to review the Staff determination. The hearing request will stay delisting pending the hearing and a decision by the Panel. There can be no assurance, however, that the Panel will grant the Company’s request for continued listing.

As previously reported, the delay in filing the Form 10-Q is due to Company’s decision to restate the consolidated statements of cash flows contained in the Company’s Annual Report on Form 10-K for the fiscal year ended 2005, certain unaudited condensed consolidated statements of cash flows contained in the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended May 31, 2005, November 30, 2005 and February 28, 2006 and certain unaudited condensed consolidated statements of operations contained in the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters November 30, 2005 and February 28, 2006. The Company will file with the Securities and Exchange Commission the restated financial statements and the Quarterly Report on Form 10-Q for the fiscal 2006 third quarter ended May 31, 2006 as soon as practicable.

The Company issued a press release on July 21, 2006 disclosing its receipt of the Nasdaq Staff Determination. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1 Press Release of Schnitzer Steel Industries, Inc. issued on July 21, 2006.

Forward-looking statements

Certain statements in this Form 8-K are “forward-looking statements” within the meaning of U.S. federal securities laws. The Company intends that these statements be covered by the safe harbors created under these laws. These forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by the forward-looking statements. These forward-looking statements include, but are not limited to, statements related to the Company’s plans to request a hearing before a Nasdaq Listing Qualifications Panel, to file restatements of certain previously reported results and to file the Company’s Quarterly Report on Form 10-Q for the fiscal 2006 third quarter ended May 31, 2006. Certain factors could cause actual results to differ materially from the information set forth in these forward-looking statements. Many of these factors and events are beyond the Company’s ability to control or predict. Given these uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements, which only speak as of the date of this Form 8-K. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHNITZER STEEL INDUSTRIES, INC.
(Registrant)

Dated: July 21, 2006	By:	/s/ Richard C. Josephson
Name: Richard C. Josephson
Title: Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Schnitzer Steel Industries, Inc. issued on July 21, 2006.